Exhibit 99

execution copy

PG&E Corporation
One Market Street, Spear Tower, Suite 2400
San Francisco, Ca  94105

SECOND AMENDED AND RESTATED WAIVER AND AMENDMENT AGREEMENT

August 30, 2002

Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue, 25th Floor,
New York, NY  10019

The Lenders listed on Annex A hereto

Re:       Amended and Restated Credit Agreement dated as of June 25, 2002, by and among PG&E Corporation, as borrower, the lenders party thereto, Lehman Commercial Paper Inc., as administrative agent, and Lehman Brothers Inc., as lead arranger and book manager (as amended, the “Credit Agreement”) and the Tranche A Interest Reserve Account Control Agreement and the Tranche B Interest Reserve Account Control Agreement

Ladies and Gentlemen:

This Second Amended and Restated Waiver and Amendment Agreement (“Waiver and Amendment Agreement”) amends and restates the Amended and Restated Waiver and Amendment Agreement, dated August 22, 2002, among the parties thereto.

Reference is made to the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  Pursuant to Section 6.14 of the Credit Agreement, NEG, Inc. is required to maintain a rating of at least BBB- by Standard & Poor’s (“S&P”) or Baa3 by Moody’s on its long-term unsecured debt obligations (the “Debt Obligations”).  On July 31, 2002, S&P announced that the Debt Obligations had been downgraded below the level required by Section 6.14 and on August 5, 2002, Moody’s announced that the Debt Obligations had been downgraded below the level required by Section 6.14 (the “Downgrades”).

Pursuant to the terms of certain waiver letter agreements, dated August 1, 2002 and August 16, 2002 and August 22, 2002, among the Borrower, the Administrative Agent and the Lenders signatories thereto, the Lenders agreed to waive any Default or Event of Default under Section 6.14 arising from the Downgrades which waiver shall apply until, and only until, the Waiver Expiration Date (as defined in the August 22, 2002 Amended and Restated Waiver and Amendment Agreement).  On the date hereof, the Borrower is repaying the Tranche A Loan in full. The Borrower hereby requests that the Tranche B Lenders agree to extend the waiver of any such Default or Event of Default under Section 6.14 from August 30, 2002 until and only until the earlier of the following dates (the “Waiver Expiration Date”):  (a) October 4, 2002 or (b) the date of the failure by the Borrower to perform or observe any term, covenant or agreement set forth in this Waiver and Amendment Agreement.

The parties to this Waiver and Amendment Agreement hereby agree that none of the waivers, restrictions and other provisions of this Waiver and Amendment Agreement shall be binding upon them with respect to any discussions concerning any future proposed waivers related to the Credit Agreement or to any future proposed amendment to the Credit Agreement or any of the related documents unless any such discussion is specifically agreed to in writing.

In consideration of the foregoing:

The Borrower agrees and covenants as follows:

notwithstanding anything provided to the contrary in the Credit Agreement, from August 16, 2002 and until the Waiver Expiration Date, the Borrower shall not make any Investment or Capital Expenditure or make any other payment to any of its subsidiaries, except that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may make such Investment or Capital Expenditure, or payment to its subsidiaries, in an amount not to exceed $10,000,000 in the aggregate (exclusive of payments made in respect of tax sharing arrangements and taking into account any amount as may be used by the Borrower in any such transaction to the extent permitted by clause (A) of the proviso of Section 3.2(b) of the Credit Agreement), provided that (i) the amount of any cash Dividend actually received by the Borrower after the date hereof may be added to such amount for purposes of determining whether the Borrower is in compliance with this clause (b) and (ii) nothing herein shall restrict the ability of the Borrower to make such Investment or Capital Expenditure in PGE Utility or payment to PGE Utility, in each case, as reasonably determined by the Borrower that such transaction is required by applicable Law or the Holding Company Conditions, and the Borrower hereby advises the Lenders that it believes such amount should be sufficient to discharge any of its obligations during the period between August 16, 2002 and the Waiver Expiration Date;

the Borrower shall, not later than September 4, 2002, deliver an Officer’s Certificate from the Chief Executive Officer, Chief Financial Officer, or Treasurer of the Borrower, dated the date hereof, certifying and stating, after due inquiry, the amount of cash and Cash Equivalents, then held by the Borrower (the “Available Cash Amount”) on the date hereof;

the Borrower shall promptly, after receipt of reasonably detailed invoices, pay or reimburse the Administrative Agent and each Tranche B Lender for all of its reasonable out-of-pocket costs and expenses in connection with the preparation, negotiation and execution of this Waiver and Amendment Agreement and all prior Waivers, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, and counsel to the Tranche B Lenders;

the Borrower shall, as promptly as practicable after the date hereof, file a form 8-K disclosing the material terms and conditions of this Waiver and Amendment Agreement and the Payoff Letter (as defined below) and attaching thereto a copy of this Waiver and Amendment Agreement;

the Borrower shall have deposited such amount as may be necessary into the Tranche B Interest Reserve Account such that the aggregate amount of cash and Cash Equivalents held in the Tranche B Interest Reserve Account shall be in an amount equal to $63,000,000 up to September 17, 2002 and $75,000,000 from and after September 17, 2002;

notwithstanding anything to the contrary in Sections 7.4 and 7A.4 of the Credit Agreement or in this Amended and Restated Waiver, Borrower shall not incur new funded debt;

from and after the date hereof, (i) Section 7 and 7A and Section 8 and 8A of the Credit Agreement shall apply to the Tranche B Loans and the occurrence of any event listed in Section 8.1 or in 8A.1 shall constitute a Tranche B Event of Default, (ii) for all purposes under those Sections 7 and 7A and 8 and 8A, the Tranche A Loan and all other Obligations owing to the Tranche A Lenders shall be deemed paid in full and (iii) all rights under those Sections shall be exercised at the direction of the Majority Tranche B Lenders rather than the Majority Tranche A Lenders;

on the date hereof, Borrower shall cause the Tranche A Lender to execute and deliver to the Borrower and the Tranche B Lenders a pay-off letter substantially in the form of Exhibit A hereto;

for avoidance of doubt, notwithstanding Section 9.10 of the Credit Agreement, the consent of the Tranche A Lenders shall not be required to amend any Financing Document (other than the Option Agreement) or waive any right thereunder; and

notwithstanding anything to the contrary in the Credit Agreement, any payment, in whole or in part, of any principal of the Tranche B Loan made on or before October 21, 2002 shall be accompanied by a payment of a prepayment fee equal to 5% of the principal amount repaid or prepaid, in lieu of any prepayment fee otherwise applicable under the Credit Agreement.

Borrower shall pay to the Administrative Agent for the ratable benefit of the Tranche B Lenders a fee in the total amount of $4,200,000 earned as of today but payable on September 17, 2002.

The parties wish to amend certain provisions of the Credit Agreement in order to maximize the value or liquidity of LLC and NEG, Inc. and, therefore agree as follows:

The second proviso of Section 3.2(e) is revised to read as follows:

“provided, further, that if a Default or Event of Default shall have occurred and be continuing such Net Sale Proceeds of Asset Sales by NEG, Inc. or any Subsidiary of NEG, Inc. are not required to be applied in accordance with Section 3.2(h) if they are (i) applied to repay Indebtedness of NEG, Inc. or any NEG Subsidiary or (ii) reinvested in the business of NEG, Inc. or any NEG Subsidiary to the extent specified in Part II of the Business Plan”

A new Section 7.1(xv) shall be added as follows:

“(xv) Liens on assets of NEG, Inc. or any of its Subsidiaries to secure Indebtedness permitted under Section 7.4(xi).”

A new Section 7.2(x) shall be added as follows:

“(x) NEG, Inc. and any of its Subsidiaries may sell any of their assets provided (i) such sale is to a non-affiliate and is on arms-length terms and (ii) the transaction cannot reasonably be expected to have a Material Adverse Effect or result in a Material Adverse Change to Borrower or LLC (the parties acknowledge that a sale at below book value will not, in and of itself, necessarily have a Material Adverse Effect or cause a Material Adverse Change).”

A new clause (iv) shall be added to the end of the first sentence of Section 7.3 as follows:

“and (iv) any Subsidiary of NEG, Inc. may pay a stock dividend to its immediate parent provided such dividend cannot reasonably be expected to have a Material Adverse Effect or result in an Material Adverse Change to Borrower or LLC.”

A new clause (xi) is added to the end of Section 7.4 as follows:

“(xi) Indebtedness of NEG, Inc. or of any of its Subsidiaries in an aggregate amount not to exceed $250,000,000.”

Section 7A shall automatically be deemed amended to be consistent with the amendments made to Section 7 hereunder.

Section 8.1(m) shall be deleted.

Section 8A shall automatically be deemed amended to be consistent with the amendments made to Section 8 hereunder.

Section 7.14(b) is hereby amended to read as follows:  “The Borrower will not permit the aggregate amount of cash and Cash Equivalents held in the Tranche B Interest Reserve Account on any Interest Payment Date to be less than $63,000,000 up to September 17, 2002 and $75,000,000 thereafter;

Section 7A.14 is hereby amended to read as follows:  “The Borrower will not permit the aggregate amount of cash and Cash Equivalents held in the Tranche B Interest Reserve Account on any Interest Payment Date to be less than $63,000,000 up to September 17, 2002 and $75,000,000 thereafter;

Section 8A.1(c)(iv) is hereby amended to read as follows: “(iv) fail to make the required deposits in the Tranche B Interest Reserve Account after the Closing in accordance with Section 7.14(b) or 7A.14 or the amount on deposit in the Tranche B Interest Reserve Account is at any time less than the amount required under Section  7.14(b) or 7A.14”;

Section 9.11(b)(v) is hereby amended by inserting the words “in an amount less than $50,000,000” after the words “any such participation” in such Section 9.11(b)(v);

Section 10.3 is amended by adding the words “or any Lender” after the words “Administrative Agent” each time such words appear in such Section 10.3; and

Clause (b) of the definition of “Applicable Margin” is amended to read as follows:

“(b) with respect to the Tranche B Loan, (i) as to the Base Rate Loan, 9.00% per annum (ii) as to the Eurodollar Loan, 10.00% per annum.”

The parties agree that:

Until the Waiver Expiration Date, the words “, and will cause all members of the NEG Group to,” are deemed deleted from the first sentence of Section 6.3.

Until the Waiver Expiration Date, the words “either individually or” are deemed deleted from Section 6.11.

Until the Waiver Expiration Date, Section 7.16 and Section 7A.16 shall be deemed not to apply.

Until the Waiver Expiration Date, Section 8.1(j) and Section 8A.1(j) shall be deemed not to apply.

The Borrower represents and warrants to the Administrative Agent and the Tranche B Lenders that:

This Waiver and Amendment Agreement and the amendments effected hereby have been duly authorized, executed and delivered by the Borrower and the LLC and are the legal, valid and binding obligations of the Borrower and the LLC enforceable against them in accordance with the terms hereof and thereof; and

Borrower has obtained all consents and approvals necessary for the execution, delivery and performance of this Waiver and Amendment Agreement.

The Collateral Agent agrees that on September 9, 2002 and again on September 23, 2002 it shall deliver to the Tranche B Lenders written notice of the amounts held in the Tranche B Interest Reserve Account.

For purposes of this Waiver and Amendment Agreement, “subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which any of the securities or other ownership interests are directly or indirectly owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

Each of the parties hereto by its execution and delivery of this Waiver and Amendment Agreement consents to the amendments as set forth herein in accordance with Section 9.10 of the Credit Agreement.

The Borrower and LLC acknowledge and agree that none of the signatories to this Waiver and Amendment Agreement is waving any other Default or Event of Default or any other provision in the Credit Agreement and except as expressly provided herein, nothing in this Waiver and Amendment Agreement shall constitute a course of dealing between the parties, or constitute a modification or amendment of any other provision of the Credit Agreement and the provisions of the Credit Agreement and the other Financing Documents are and shall remain in full force and effect.

The Borrower and LLC hereby unconditionally and irrevocably acquit and fully forever release and discharge the undersigned Lenders, their participants, and the Lenders’ and their participants’ respective subsidiaries, affiliates, members, partners, officers, employees, representatives, agents, managers, counsel, directors, successors and assigns, both present and former, from any and all actions, cause of action, claims, demands, remedies, suits, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof and relates to or arises out of this Waiver and Amendment Agreement, the Credit Agreement or any other Financing Documents or the transactions contemplated hereby or thereby (“Released Claims”).  The Borrower covenants and agrees that neither it nor any of the Covered Parties shall commence, and in any way, prosecute or cause to be commenced or prosecuted against any of the Persons mentioned above any action or other proceeding based upon any of the Released Claims.

The Borrower also acknowledges, ratifies and affirms the validity and enforceability of the Credit Agreement and all liens and security interests granted thereunder or under any of the Security Documents to the Lenders as collateral security for its obligations and indebtedness owing under the Loan Documents (the “Obligations”) and acknowledges that all such liens and security interests and all collateral pledged as security for the Obligations continue to be and remain collateral for the Obligations from and after the date hereof.

In furtherance to the rights of the Lenders under Section 6.2 of the Credit Agreement, the Borrower shall, and shall cause NEG, Inc. and other members of the NEG Group to be available, at the request of any of the Lenders, to discuss with the Lenders, at any time and from time to time, the affairs, finances and accounts of the Borrower, NEG, Inc. and other members of the NEG Group (including without limitation, any guarantee or financial support with respect to the operation or business of NEG, Inc. or any other member of the NEG Group and any action or proposed action for the Borrower, NEG, Inc. or any member of the NEG Group with respect thereto in connection with the Downgrades).

This Waiver and Amendment Agreement hereby amends Section 7 of the Tranche B Interest Reserve Account Control Agreement by adding the following sentence at the end thereof:  “The Collateral Agent agrees that it shall not amend or consent to any amendment to any terms or provisions of the Tranche B Interest Reserve Account Control Agreement without the consent of the required Tranche B Lenders.”

This Waiver and Amendment Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).  This Waiver and Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered by facsimile or otherwise shall be an original, but all of which shall together constitute on and the same instrument.

This Waiver and Amendment Agreement shall become effective as of the date hereof when the Borrower, LLC, the Collateral Agent, and the required Tranche B Lenders shall have executed and delivered this Waiver and Amendment Agreement, and received a fully executed counterpart copy, by facsimile or otherwise, of this Waiver and Amendment Agreement, and Officer’s Certificate of the Borrower described above.

Very truly yours,

PG&E CORPORATION

By : ______________________________
       Name:  Peter A. Darbee
       Title:  Senior Vice President & Chief Financial        Officer

PG&E NATIONAL ENERGY GROUP, LLC

By : ______________________________
       Name:
       Title:

Agreed and Accepted: Administrative Agent: LEHMAN COMMERCIAL PAPER INC. By : ______________________________ Name: Title:

Lenders: LEHMAN COMMERCIAL PAPER INC. By : ______________________________ Name: Title: Date:

WILMINGTON TRUST COMPANY By : ______________________________ Name: Title:

       Date:

DK ACQUISITION PARTNERS, L.P. By: M.H. Davidson & Co., its general partner By : ______________________________ Name: Title: Date:

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.
WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD.
WATERSHED CAPITAL PARTNERS, L.P.

by WATERSHED ASSET MANAGEMENT, L.L.C. as its Investment Manager

By : ______________________________
       Name:
       Title:

Collateral Agent:

 DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Collateral Agent under the Tranche B Interest Reserve Account Control Agreement

By : ______________________________
       Name:
       Title:
       Date: